                                 METLIFE, INC.

                            METLIFE CAPITAL TRUST II

                           METLIFE CAPITAL TRUST III

                           6.375% COMMON EQUITY UNITS

                             UNDERWRITING AGREEMENT

                                                                   June 15, 2005

To the Representatives of the several
Underwriters named in the respective
Pricing Agreements hereinafter described

Ladies and Gentlemen:

      From time to time, MetLife, Inc., a Delaware corporation (the "Company"), MetLife Capital Trust II, a statutory trust formed under the laws of Delaware (the "Series A Trust") and MetLife Capital Trust III, a statutory trust formed under the laws of Delaware (the "Series B Trust", and together with the Series A Trust, the "Trusts") propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) the number of common equity units specified in Schedule I to the Pricing Agreement (the "Securities") of the Company, each with an initial stated amount of $25.00 and consisting of (i) a stock purchase contract (each, a "Stock Purchase Contract") under which the holder will agree to purchase and the Company will agree to sell on each of two dates (each, a "Stock Purchase Date") determined in or pursuant to the Stock Purchase Contract Agreement (as defined below) for a price of $12.50 per security a number of shares of common stock (the "Issuable Common Stock") of the Company, par value $0.01 per share (the "Common Stock"), determined pursuant to the terms of Stock Purchase Contract, (ii) a 1/80, or 1.25%, undivided beneficial ownership interest in a Series A Trust Preferred Security (securities of such series, the "Series A Trust Preferred Securities") of the Series A Trust with an initial liquidation amount of $1,000, and (iii) a 1/80, or 1.25%, undivided beneficial ownership interest in a Series B Trust Preferred Security (securities of such series, the "Series B Trust Preferred Securities," and together with the Series A Trust Preferred Securities, each a series of "Trust Preferred Securities") of the Series B Trust with an initial liquidation amount of $1,000, and as identified in Schedule II to the applicable Pricing Agreement.

      The Company and the Trusts are referred to herein, individually or together, as the "Issuers".

      Each series of the Trust Preferred Securities will be guaranteed by the Company (the "Guarantees") with respect to distributions and payments upon liquidation, redemption and otherwise, to the extent set forth in the related Guarantee Agreement (each a "Guarantee

Agreement"), to be dated as of the Closing Date between the Company and J.P. Morgan Trust Company, National Association as trustee (in respect of each Guarantee Agreement, the "Guarantee Trustee").

      A holder's ownership interest in the Trust Preferred Securities initially will be pledged to secure such holder's obligation to purchase Common Stock on each Stock Purchase Date, such pledge to be on the terms and conditions set forth in the Pledge Agreement (the "Pledge Agreement"), to be dated as of the Closing Date, among the Company, JPMorgan Chase Bank, National Association as collateral agent (the "Collateral Agent"), custodial agent (the "Custodial Agent") and securities intermediary (the "Securities Intermediary") and J.P. Morgan Trust Company, National Association as stock purchase contract agent (the "Stock Purchase Contract Agent").

      The Stock Purchase Contracts will be issued pursuant to the Stock Purchase Contract Agreement, to be dated as of the Closing Date (the "Stock Purchase Contract Agreement") between the Company and the Stock Purchase Contract Agent. The Stock Purchase Contracts together with the related Trust Preferred Securities are herein referred to as the "Normal Common Equity Units".

      A holder of Normal Common Equity Units, at its option, may elect to create "Stripped Common Equity Units" by substituting pledged U.S. treasury securities for any pledged ownership interests in the Trust Preferred Securities. Unless otherwise indicated, the term "Common Equity Units" includes both Normal Common Equity Units and Stripped Common Equity Units.

      The Series A Trust will issue to the Company common units of beneficial interest (the "Series A Trust Common Securities"), representing undivided beneficial ownersship interests in the assets of the Series A Trust. The Company will issue to the Series A Trust Junior Subordinated Debt Securities, Series A (the "Series A Debt Securities"). The Series A Debt Securities will be issued pursuant to the Subordinated Indenture to be dated as of the Closing Date (the "Base Indenture"), between the Company and J.P. Morgan Trust Company, National Association as trustee (the "Series A Indenture Trustee"), and a supplement to the Base Indenture, to be dated as of the Closing Date (the "Series A Supplemental Indenture" and, together with the Base Indenture and any other amendments or supplements thereto, the "Series A Indenture").

      The Series B Trust will issue to the Company common units of beneficial interest (the "Series B Trust Common Securities", and together with the Series A Trust Common Securities, the "Trust Common Securities"), representing undivided beneficial ownership interests in the assets of the Series B Trust. The Company will issue to the Series B Trust Junior Subordinated Debt Securities, Series B (the "Series B Debt Securities", together with the Series A Debt Securities, the "Debt Securities"). The Series B Debt Securities will be issued pursuant to the Base Indenture, between the Company and J.P. Morgan Trust Company, National Association, as trustee (the "Series B Indenture Trustee", and together with the Series A Indenture Trustee, the "Indenture Trustees"), and a supplement to the Base Indenture, to be dated as of the Closing Date (together with the Base Indenture and any other amendments or supplements thereto, the

"Series B Indenture"). The Series A Indenture and the Series B Indenture are referred to herein, individually or together, as the "Indentures".

      Pursuant to a remarketing agreement (the "Remarketing Agreement") to be entered into among the Company, the Series A Trust, the Series B Trust, the Stock Purchase Contract Agent and a financial institution to be selected by the Company to act as a reset agent and a remarketing agent (together, the "Remarketing Agent"), each series of Trust Preferred Securities will be remarketed, subject to certain terms and conditions.

      The "Component Securities" means, collectively, the Stock Purchase Contracts, the Trust Preferred Securities, the Debt Securities, the Guarantees and the Issuable Common Stock.

      The terms and rights of any particular issuance of Securities (including the Component Securities) shall be as specified in (i) the Pricing Agreement relating thereto, (ii) the Declaration of Trust of the Series A Trust (the "Original Series A Declaration"), dated as of May 17, 2001, between the Company, as the sponsor, and Bank One Trust Company, N.A., and the Amended and Restated Declaration of Trust (the "Amended Series A Declaration", and together with the Original Series A Declaration, the "Series A Declaration"), to be dated as of the Closing Date, among the Company, as the sponsor, J.P. Morgan Trust Company, National Association, as property trustee (the "Series A Property Trustee"), Chase Bank USA, National Association, as the Delaware trustee (the "Series A Delaware Trustee"), the administrative trustees named therein (the "Series A Administrative Trustees") and the holders thereunder, (iii) the Declaration of Trust of the Series B Trust (the "Original Series B Declaration"), dated as of May 17, 2001, between the Company, as the sponsor, and Bank One Trust Company, N.A., and the Amended and Restated Declaration of Trust (the "Amended Series B Declaration", together with the Original Series B Declaration, the "Series B Declaration", and together with the Series A Declaration, the "Declarations"), to be dated as of the Closing Date, among the Company, as the sponsor, J.P. Morgan Trust Company, National Association, as property trustee (the "Series B Property Trustee"), Chase Bank USA, National Association, as the Delaware trustee (the "Series B Delaware Trustee"), the administrative trustees named therein (the "Series B Administrative Trustees") and the holders thereunder,
(iv) the Series A Indenture, (v) the Series B Indenture, (vi) the Guarantee Agreements, (vii) the Stock Purchase Contract Agreement or (viii) the Pledge Agreement (each document listed in clauses (ii) through (viii), together with the Remarketing Agreement, a "Securities Agreement").

      The Company hereby confirms its engagement of Banc of America Securities LLC ("BAS") as, and BAS hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter", within the meaning of Section (b)(15) of Rule 2720 of the NASD, Inc. (the "NASD") with respect to the offering and sale of the Securities. BAS, solely in its capacity as the qualified independent underwriter and not otherwise, is referred to herein as the "QIU". The price at which the Securities will be sold to the public shall not be higher than the maximum price recommended by the QIU.

      Particular sales of Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Securities specified therein.

      Each Pricing Agreement shall specify the total number of units of Securities that are the subject of such Pricing Agreement, the initial public offering price of such Securities, the purchase price to the Underwriters of such Securities, the names of the Underwriters of such Securities, the names of the Representatives of such Underwriters and the total number of units of the Securities to be purchased by each Underwriter. In addition, such Pricing Agreement shall set forth the date, time and manner of delivery of such Securities and payment therefor. Such Pricing Agreement shall also specify (in a manner not inconsistent with the applicable Securities Agreements and the registration statement and prospectus with respect thereto) the terms of such Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

      1. Representations and Warranties. Each of the Issuers, jointly and severally, represents and warrants to the Underwriters as of the date hereof and as of the Closing Date (as hereinafter defined), and agrees with each of the Underwriters, as follows:

      (a) The Issuers have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Nos. 333-124358, 333-124358-01 and 333-124358-02) under the Securities Act of 1933, as amended (the "Act"), which has become effective, for the registration under the Act of the Securities (including the Component Securities). The Company meets the requirements for use of Form S-3 under the Act. No stop order suspending the effectiveness of the registration statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Issuers propose to file with the Commission pursuant to Rule 424 under the Act a supplement or supplements to the form of prospectus included in such registration statement relating to the Securities (including the Component Securities) and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Base Prospectus"; and such supplemented form of prospectus, in the form in which it shall first be filed with the Commission pursuant to Rule 424 (including the Base Prospectus as so supplemented), is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Preliminary Prospectus." Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the

"Exchange Act"), on or before the date of this Agreement, or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include any document filed under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference; each Preliminary Prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and the rules thereunder and each Preliminary Prospectus and the Final Prospectus delivered to the Representatives for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission via the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system, except to the extent permitted by Regulation S-T;

      (b) As of the date hereof, as of the effective date of the Registration Statement, when the Final Prospectus is first filed or transmitted for filing pursuant to Rule 424 under the Act, when prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date or any settlement date (as defined in the Pricing Agreement), (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules thereunder and each of the Indentures, the Declarations and the Guarantee Agreements will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that none of the Issuers make any representations or warranties as to (x) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of any trustee under any of the Securities Agreements or (y) the information contained in or omitted from the Registration Statement, the Final Prospectus or the Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information relating to such Underwriter or the underwriting arrangements furnished in writing to the Company by any Underwriter expressly for use in the Registration Statement and the Final Prospectus;

      (c) Each document incorporated or deemed to be incorporated by reference in the Registration Statement and the Final Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the Act or the Exchange Act, as applicable, and, when read together with the other information in the Final Prospectus, at the time the Registration Statement became effective, at the time the Final Prospectus was issued and at the Closing Date (as hereinafter defined) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      (d) Neither any of the Issuers nor any subsidiary of the Company that would qualify as a "Significant Subsidiary" of the Company under Regulation S-X (each, a "Significant Subsidiary") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus any loss or interference material to the business of any of the Issuers and its respective subsidiaries, considered as a whole, other than as described in or contemplated by the Final Prospectus, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Registration Statement and the Base Prospectus, otherwise than as described or contemplated in the Final Prospectus, there has not been any (i) material addition, or development involving a prospective material addition, to the liability of Metropolitan Life Insurance Company ("MetLife") for future policy benefits, policyholder account balances and other claims, other than in the ordinary course of business, (ii) material decrease in the surplus of MetLife or material change in the capital stock or other ownership interests (other than issuances of common stock upon the exercise of outstanding employee stock options or pursuant to existing employee compensation plans or on the conversion or exchange of convertible or exchangeable securities outstanding on the date of the applicable Pricing Agreement) of any Issuer or any Significant Subsidiary or any material increase in the long-term debt of any of the Issuers and its respective subsidiaries, considered as a whole, or (iii) material adverse change, or development involving a prospective material adverse change, in or affecting the business, financial position, reserves, surplus, equity or results of operations (in each case considered either on a statutory accounting or U.S. generally accepted accounting principles ("GAAP") basis, as applicable) of any Issuer and its respective subsidiaries considered as a whole;

      (e) The Company and each Significant Subsidiary has good and marketable title in fee simple to all material real property and good and marketable title to all material personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Final Prospectus or such as would not have a material adverse effect on the business, financial position, equity, reserves, surplus or results of operations of any Issuer and its subsidiaries, considered as a whole ("Material Adverse Effect"), and do not materially interfere with the use made and proposed to be made of such property by the Company or any Significant Subsidiary, and any material real property and material buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and currently proposed to be made of such property and buildings by the Company or any Significant Subsidiary;

      (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Final Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, except to the extent that the failure to be so qualified and in good standing would not have a Material Adverse Effect;

MetLife was duly converted from a mutual life insurance company to a stock life insurance company on April 7, 2000 in accordance with the Plan of Reorganization of MetLife under Section 7312 of the New York Insurance Law; each Significant Subsidiary is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Final Prospectus; and each Significant Subsidiary is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, except to the extent that the failure to be so qualified and in good standing would not have a Material Adverse Effect;

      (g) Each of the Trusts has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (the "Delaware Statutory Trust Act") with the power and authority (trust and other) to own its properties and conduct its business as described in the Final Prospectus; each of the Trusts is qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; neither Trust has conducted any business to date, and neither Trust will conduct any business in the future that would be inconsistent with the description of such Trust set forth in the Base Prospectus; neither Trust is a party to or bound by any agreement or instrument other than this Agreement, the Original Series A Declaration or the Original Series B Declaration, as applicable (and, at the Closing Date, the Amended Series A Declaration or the Amended Series B Declaration, as applicable), and the other agreements and instruments contemplated by this Agreement or the Declarations; neither Trust has any liabilities or obligations other than those arising out of the transactions contemplated by this Agreement or the applicable Declaration and described in the Final Prospectus; all filings required under the Delaware Statutory Trust Act with respect to the creation and valid existence of each Trust as a Delaware statutory trust have been made (and are in full force and effect) and all such filings will continue to be made;

      (h) Each of the Issuers has the corporate or trust (as the case may be) power and authority to execute and deliver this Agreement, the applicable Securities Agreements, the Stock Purchase Contracts and the Debt Securities, the Issuable Common Stock, the Trust Preferred Securities, the Trust Common Securities, as applicable, and to consummate the transactions contemplated hereby and thereby;

      (i) The Company has an authorized capitalization as set forth and described in the Final Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company; except as disclosed in the Final Prospectus, there are no outstanding options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into or any contracts or commitments to sell shares of the Company's capital stock or any such options, rights, warrants, convertible securities or obligations; the description of the Company's stock option plans and the options or other rights granted and exercised thereunder set forth in the Final Prospectus accurately and fairly describe the information required to be shown with respect to such plans, arrangements, options and rights; except as disclosed in the Final Prospectus, there are no rights of any person, corporation or other entity to require registration of any shares of common stock or any other securities of the Company in connection with the filing of the Registration Statement and the issuance and sale of the Securities (including the Component Securities) to the Underwriters pursuant to this Agreement and the applicable Pricing Agreements; all of the issued shares of capital stock or other ownership interests of MetLife have been duly and validly authorized and issued, are fully paid and nonassessable and are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims; all of the issued shares of capital stock of One Madison Investment (Cayco) Limited have been duly and validly authorized and issued, are fully paid and nonassessable and, except for the de minimis indirect ownership interest of a third party, are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims;

      (j) The maximum number of shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Stock Purchase Contracts, the Stock Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Issuable Common Stock contained in the Final Prospectus or to any amended or supplemented description of the Issuable Common Stock contained in a then effective report or registration statement filed pursuant to the Exchange Act; and the issuance of the Issuable Common Stock will not be subject to any preemptive or similar rights;

      (k) The Series A Declaration has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and the Series A Administrative Trustees, and assuming due authorization, execution and delivery of the Series A Declaration by the Series A Property Trustee and the Series A Delaware Trustee, the Series A Declaration will be a valid and binding obligation of the Company and the Series A Administrative Trustees enforceable against the Company and the Series A Administrative Trustees in accordance with its terms, except to the extent enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity, and will conform in all material respects to the description thereof contained in the Final Prospectus; and each of the Series A Administrative Trustees is an employee of the Company and has been authorized by the Company to execute and deliver the Series A Declaration;

      (l) The Series B Declaration has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and the Series B Administrative Trustees, and assuming due authorization, execution and delivery of the Series B Declaration by the Series B Property Trustee and the Series B Delaware Trustee, the Series B Declaration will be a valid and binding obligation of the Company and the Series B Administrative Trustees enforceable against the Company and the Series B Administrative Trustees in accordance with its terms, except to the extent enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity, and will conform to the description thereof contained in the Final Prospectus; and each of the Series B Administrative Trustees is an employee of the Company and has been authorized by the Company to execute and deliver the Series B Declaration;

      (m) Each of the Declarations, the Indentures and the Guarantee Agreements has been duly qualified under the Trust Indenture Act;

      (n) The Securities have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered against payment therefor as provided herein, will be validly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; the Securities will conform to the description thereof contained in the Final Prospectus; and the issuance of the Securities is not subject to preemptive or other similar rights;

      (o) The Series A Trust Preferred Securities and the Series A Trust Common Securities have been duly authorized by the Series A Trust; when the Series A Trust Preferred Securities and the Series A Trust Common Securities are issued and delivered by the Series A Trust against payment for the Series A Trust Preferred Securities as provided herein and against payment for the Series A Trust Common Securities as provided in the Series A Declaration, the Series A Trust Preferred Securities will be non-assessable undivided beneficial interests in the assets of the Series A Trust, and the Series A Trust Preferred Securities and the Series A Trust Common Securities will be duly and validly issued and fully paid undivided beneficial interests in the assets of the Series A Trust, will conform in all material respects to the description thereof contained in the Final Prospectus and will be valid and binding obligations of the Series A Trust and will entitle the holders thereof to the benefits of the Series A Declaration and the Remarketing Agreement, except to the extent that the enforceability of the Series A Declaration and the Remarketing Agreement may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; the issuance of the Series A Trust Preferred Securities and the Series A Trust Common Securities is not subject to any preemptive or other similar rights; the holders of the Series A Trust Preferred Securities and the Series A Trust Common Securities will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware ("DGCL"); all of the issued and outstanding Series A Trust Common Securities will be directly owned by the Company free and clear of all liens, encumbrances, security interests, equities or claims; and the Series A Trust Preferred Securities and the Series A Trust Common Securities are the only interests authorized to be issued by the Series A Trust;

      (p) The Series B Trust Preferred Securities and the Series B Trust Common Securities have been duly authorized by the Series B Trust; when the Series B Trust Preferred Securities and the Series B Trust Common Securities are issued and delivered by the Series B Trust against payment for the Series B Trust Preferred Securities as provided herein and against payment for the Series B Trust Common Securities as provided in the Series B Declaration, the Series B Trust Preferred Securities will be non-assessable undivided beneficial interests in the assets of the Series B Trust, and the Series B Trust Preferred Securities and the Series B Trust Common Securities will be duly and validly issued and fully paid undivided beneficial interests in the assets of the Series B Trust, will conform in all material respects to the description thereof contained in the Final Prospectus and will be valid and binding obligations of the Series B Trust and will entitle the holders thereof to the benefits of the Series B Declaration and the Remarketing Agreement, except to the extent that the enforceability of the Series B Declaration and the

Remarketing Agreement may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; the issuance of the Series B Trust Preferred Securities and the Series B Trust Common Securities is not subject to any preemptive or other similar rights; the holders of the Series B Trust Preferred Securities and the Series B Trust Common Securities will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the DGCL; all of the issued and outstanding Series B Trust Common Securities will be directly owned by the Company free and clear of all liens, encumbrances, security interest, equities or claims; and the Series B Trust Preferred Securities and the Series B Trust Common Securities are the only interests authorized to be issued by the Series B Trust;

      (q) The Stock Purchase Contract Agreement has been duly authorized by the Company and, at the Closing Date, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Stock Purchase Contract Agreement by the Stock Purchase Contract Agent, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and the Stock Purchase Contract Agreement will conform in all material respects to the description thereof contained in the Final Prospectus;

      (r) The Stock Purchase Contracts underlying the Securities have been duly authorized by the Company; when the Stock Purchase Contracts are issued and delivered by the Company against payment therefor as provided herein and in the Stock Purchase Contract Agreement, the Stock Purchase Contracts will be duly and validly issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; the Stock Purchase Contracts will conform in all material respects to the description thereof contained in the Final Prospectus;

      (s) The Remarketing Agreement has been duly authorized by each of the Issuers and, at the date of the Remarketing Agreement will have been duly executed and delivered by each of the Issuers; and the Remarketing Agreement will conform in all material respects to the description thereof contained under the caption "Description of the Stock Purchase Contracts - Remarketing" in the Final Prospectus;

      (t) Each of the Guarantee Agreements has been duly authorized by the Company and, when validly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Guarantee Agreements by the Guarantee Trustees, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and each of the Guarantee

Agreements will conform in all material respects to the description thereof contained in the Final Prospectus;

      (u) The Pledge Agreement has been duly authorized by the Company and, at the Closing Date, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Stock Purchase Contract Agent, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and the Pledge Agreement will conform in all material respects to the description thereof contained in the Final Prospectus;

      (v) The Pledge Agreement is effective to create, as collateral security for the performance when due by the holders under the respective Stock Purchase Contracts, a security interest (as that term is defined in Section 1-201(37) of the Uniform Commercial Code, as adopted and in effect in the State of New York (the "New York UCC")) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement (the "Pledged Securities");

      (w) The Series A Indenture has been duly authorized by the Company; the Base Indenture constitutes, and the Series A Supplemental Indenture, when validly executed and delivered by the Series A Indenture Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and the Series A Indenture will conform in all material respects with the description thereof contained in the Final Prospectus;

      (x) The Series B Indenture has been duly authorized by the Company; the Base Indenture constitutes, and the Series B Supplemental Indenture, when validly executed and delivered by the Series B Indenture Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and the Series B Indenture will conform in all material respects with the description thereof contained in the Final Prospectus;

      (y) The Series A Debt Securities have been duly authorized by the Company and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Series A Indenture and delivered against payment therefor as described in the Final Prospectus, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and will be in the form contemplated by, and will be entitled to the benefits of, the

Series A Indenture; and the Series A Debt Securities will conform in all material respects to the description thereof contained in the Final Prospectus;

      (z) The Series B Debt Securities have been duly authorized by the Company and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Series B Indenture and delivered against payment therefor as described in the Final Prospectus, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and will be in the form contemplated by, and will be entitled to the benefits of, the Series B Indenture; and the Series B Debt Securities will conform in all material respects to the description thereof contained in the Final Prospectus;

      (aa) As of the Closing Date, the Securities and the Issuable Common Stock reserved for listing upon issuance following settlement of the Stock Purchase Contract will have been approved for listing on the New York Stock Exchange (the "Exchange"), subject to notice of issuance; and (i) as of the Closing Date, the Securities, and (ii) as of each Stock Purchase Date, the applicable shares of the Issuable Common Stock will be listed on the Exchange;

      (bb) Each Significant Subsidiary that is required to be organized or licensed as an insurance company in its jurisdiction of incorporation (each, an "Insurance Subsidiary" and collectively, the "Insurance Subsidiaries") is licensed as an insurance company in its respective jurisdiction of incorporation and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Final Prospectus, each Insurance Subsidiary has all other approvals, orders, consents, authorizations, licenses, certificates, permits, registrations and qualifications (collectively, the "Approvals") of and from all insurance regulatory authorities to conduct its business, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that could reasonably be expected to lead to any revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of the Company, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent which would have, individually or in the aggregate, a Material Adverse Effect;

      (cc) The Company and each Significant Subsidiary has all necessary Approvals of and from, and has made all filings, registrations and declarations (collectively, the "Filings") with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, which are necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Prospectus, except where the failure to have such Approvals or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; to the knowledge of the Company, the Company and each Significant Subsidiary is in compliance with all applicable laws, rules, regulations, orders, by-laws and similar requirements, including in connection with registrations or memberships in self-regulatory organizations, and all such Approvals and Filings are in full force and effect and neither the Company nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company or any Significant Subsidiary, except as described in the Final Prospectus or except for any such non-compliance, suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect;

      (dd) Each Insurance Subsidiary is in compliance with and conducts its businesses in conformity with all applicable insurance laws and regulations of its respective jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to it, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect;

      (ee) Each Significant Subsidiary which is engaged in the business of acting as a broker-dealer or an investment advisor (respectively, a "Broker-Dealer Subsidiary" and an "Investment Advisor Subsidiary") is duly licensed or registered as a broker-dealer or investment advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary has all other necessary Approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its businesses, in each case with such exceptions, as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Final Prospectus, none of the Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such subsidiary in any case where it could be reasonably expected that (x) any of the Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in certain business and (y) the failure to have such Approvals or limiting such business would have a Material Adverse Effect; and each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary is in compliance with the requirements of the broker-dealer and investment advisor laws and regulations of each jurisdiction which are applicable to such subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect;

      (ff) The issue and sale of the Securities pursuant to any Pricing Agreement, and the issue and sale of the Component Securities and the Trust Common Securities, the entry into and the compliance by the Issuers with all of the provisions of the Securities Agreements and this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which any Issuer or any Significant Subsidiary is a party or by which any Issuer or any Significant Subsidiary is bound or to which any of the property or assets of any Issuer or any

Significant Subsidiary is subject, or which affects the validity, performance or consummation of the transactions contemplated by this Agreement or the Securities Agreements, nor will such action result in any violation of any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over any Issuer or any Significant Subsidiary or any of their properties, in each case other than such breaches, conflicts, violations, or defaults which individually or in the aggregate, would not have a Material Adverse Effect and would not adversely affect the validity or performance of each of the Issuers' obligations under the Securities, the Component Securities, the Trust Common Securities, the applicable Securities Agreements and this Agreement; as applicable; nor will such action result in any violation of the provisions of the Declarations, the certificate of incorporation or by-laws, as applicable, of any of the Issuers or any Significant Subsidiary; and no Approval of or Filing with any such court or insurance regulatory authority or other governmental agency or body is required for the issue or sale of the Securities (including the Component Securities), except (i) the registration under the Act of the Securities (including the Component Securities) and (ii) such Approvals or Filings as may be required under the Trust Indenture Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

      (gg) Other than as set forth in the Final Prospectus, there are no legal or governmental proceedings pending to which any of the Issuers or any subsidiary of the Company is a party or to which any property of any of the Issuers or any subsidiary of the Company is subject, challenging the transactions contemplated by the Securities Agreements and this Agreement or which, if determined adversely to any of the Issuers or any subsidiary of the Company, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under the Securities Agreements or this Agreement; and, to the knowledge of each of the Issuers, no such proceedings are threatened or contemplated by governmental authorities or threatened by others other than as set forth in the Final Prospectus;

      (hh) Neither of the Trusts is in violation of its Declaration; neither the Company nor any Significant Subsidiary is in violation of any of its certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, which violation or default would have, individually or in the aggregate, a Material Adverse Effect;

      (ii) The statements set forth in the Final Prospectus under the captions "Description of the Common Equity Units", "Description of the Stock Purchase Contracts", "Certain Provisions of the Stock Purchase Contracts, the Stock Purchase Contract Agreement and the Pledge Agreement", "Description of the Trust Preferred Securities", "Description of the Junior Subordinated Debt Securities", "Description of the Guarantees", "Risk Factors" and "Proposed Acquisition of the Citigroup Life Insurance and Annuities Business," insofar as they purport to constitute a summary of the terms of the Securities, the Component Securities, the Acquisition Agreement and related agreements, under the caption "Underwriting" (except for any such statement made in reliance upon and in conformity with written information furnished to the Company by any Underwriter of the applicable Securities through the Representatives expressly for use in the Final Prospectus under the caption "Underwriting"), and under the captions "Business--Regulation", "Business--Competition" and "Legal Proceedings", which have been incorporated therein by reference to the Company's 2004 Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2005, in each case as updated by the Final Prospectus, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

      (jj) The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Final Prospectus and any Preliminary Prospectus, together with the related schedules and notes, comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position, the results of operations and the changes in cash flows of such entities in conformity with GAAP at the respective dates or for the respective periods to which they apply; and such financial statements and related notes and schedules, if any, have been prepared in accordance with GAAP consistently applied throughout the periods involved (for the avoidance of doubt, the unaudited pro forma condensed consolidated financial information, together with the related schedules and notes, included or incorporated by reference in the Registration Statement, the Final Prospectus and any Preliminary Prospectus shall not be deemed the financial statements of the Company and its consolidated subsidiaries); the pro forma consolidated statement of income and the pro forma consolidated balance sheet and the related notes thereto set forth in the Registration Statement, the Final Prospectus and any Preliminary Prospectus have been prepared in all material respects in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended, have been compiled on the pro forma basis described therein, and the assumptions used in the preparation thereof were reasonable at the time made and the adjustments used therein are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made;

      (kk) Deloitte & Touche LLP, which has audited certain consolidated financial statements of the Company and its subsidiaries, is an Independent Registered Public Accounting Firm as required by the Act and the rules and regulations of the Commission thereunder;

      (ll) None of the Issuers or any Significant Subsidiary is, or after giving effect to the issue and sale of the Securities pursuant to any Pricing Agreement will be, an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, although certain separate accounts of MetLife and of certain Insurance Subsidiaries are required to register as investment companies under the Investment Company Act;

      (mm) This Agreement and the applicable Pricing Agreements with respect to the applicable Securities have been duly authorized, executed and delivered by each of the Issuers;

      (nn) There are no contracts or documents which are required to be described in the Registration Statement, the Final Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required;

      (oo) None of the Company or its subsidiaries or, to the best of their knowledge, any of their directors, officers or affiliates, has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities in violation of Regulation M under the Exchange Act; and

      (pp) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. As disclosed in the Company's 2004 Annual Report on Form 10-K, the Company's internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

      2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, each of the Issuers agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Issuers, at the purchase price set forth in
Schedule II to the applicable Pricing Agreement the total number of units of Securities (as components thereof) set forth opposite such Underwriter's name in
Schedule I to the applicable Pricing Agreement.

      3. Delivery and Payment. Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to each of the Issuers, shall be delivered by or on behalf of the Issuers to the Representatives for the account of such Underwriter at the office, on the date and at the time specified in the applicable Pricing Agreement (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Underwriters for the respective accounts of the several Underwriters against payment by the several Representatives of the purchase price thereof by wire transfer of Federal (same-day) funds to the account specified by the Company or as otherwise set forth in the applicable Pricing Agreement.

      4. Company Covenants. Each of the Issuers, jointly and severally, agrees with each of the Underwriters of any Securities:

      (a) To prepare the Final Prospectus as amended and supplemented in relation to the applicable Securities in a form approved by the Representatives and to file timely such Final Prospectus pursuant to Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Final Prospectus as amended or supplemented after the date of the Pricing Agreement relating to the applicable Securities and prior to the Closing Date for such Securities unless the Representatives for such Securities shall have had a reasonable opportunity to review and comment upon any such amendment or supplement prior to any filing thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Final Prospectus or any amended Final Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities and, during such same period, to advise the Representatives, promptly after it receives notice thereof, of (i) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Final Prospectus, (ii) the suspension of the qualification of such Securities (including the Component Securities) for offering or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or
(iii) any request by the Commission for the amending or supplementing of the Registration Statement or Final Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Final Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

      (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities (including the Component Securities) for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for so long as may be necessary to complete the distribution of such Securities (including the Component Securities), provided that in connection therewith none of the Issuers shall be required to qualify as a foreign corporation, to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject;

      (c) To furnish the Underwriters with copies of the Final Prospectus (including as it may be amended or supplemented) in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Securities, and if at such time any event shall have occurred as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Final Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Final Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Final Prospectus or a supplement to the Final Prospectus which will correct such statement or omission or effect such compliance; and the Final Prospectus and any amendments or supplements thereto furnished to the Representatives shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

      (d) To make generally available to securityholders of the Company as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

      (e) Not to issue, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or publicly announce an intention to do any of the foregoing, except with the prior written consent of the Representatives (which consent shall not be unreasonably withheld) any shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, during the period beginning from June 1, 2005 and continuing to and including September 18, 2005 (other than (x) pursuant to employee stock option plans existing, or on the conversion or exchange of convertible or exchangeable securities outstanding on the date of such Pricing Agreement or (y) the sale or other disposition of Common Stock by any separate account, investment company or similar investment vehicle managed or advised by the Company or any affiliate of the Company that invests in or seeks to replicate the performance of a market index that includes the securities of the Company, in order to rebalance its investment portfolio to match changes in the composition or weighting of companies within such index); provided that the Company shall not be prohibited from issuing up to $3 billion in Common Equity Units as part of the financing of the Acquisition (as defined in the Final Prospectus) or from issuing shares of Common Stock or non-voting convertible participating preferred stock to Citigroup Inc. in an aggregate amount not to exceed $3 billion as contemplated in the Acquisition Agreement (as defined in the Final Prospectus);

      (f) During a period of five years from the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to furnish to the Representatives as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities or any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission), provided that reports and financial statements furnished to or filed with the Commission, and publicly available on EDGAR, or furnished on the Company's website, shall be deemed to have been furnished to the Representatives under this Section 4(f);

      (g) To use their best efforts to list and maintain the listing of, subject to notice of issuance, the Securities and the Issuable Common Stock reserved for listing upon issuance following settlement of the Stock Purchase Contract on the Exchange; and

      (h) To reserve and keep available at all times, free of preemptive rights, shares of Common Stock to satisfy the obligation of the Company to issue the Issuable Common Stock pursuant to the Stock Purchase Contracts.

      5. Fees and Expenses. Each of the Issuers, jointly and severally, covenants and agrees with the several Underwriters to pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel and accountants to the Company and the Trusts in connection with the registration of the Securities (including the Component Securities) under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectus, any Preliminary Prospectus and the Final Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, any Pricing Agreement, any Securities Agreement, any Agreement among Underwriters, any Blue Sky Survey and any other documents in connection with the offering, purchase, sale and delivery of the Securities (including the Component Securities); (iii) all expenses in connection with the qualification of the Securities (including the Component Securities) for offering and sale under state securities laws and insurance securities laws as provided in Section 4(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Survey; (iv) all fees and expenses in connection with listing the Securities and the Issuable Common Stock on the Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Securities (including the Component Securities); (vi) any fees charged by securities rating services for rating the Securities, the Trust Preferred Securities, the Trust Common Securities, the Debt Securities, the Guarantees or the Issuable Common Stock; (vii) the cost of preparing the Securities, the Component Securities and the Trust Common Securities; (viii) the fees and expenses of the Stock Purchase Contract Agent, Collateral Agent, Custodial Agent, Securities Intermediary, Remarketing Agent, the Guarantee Trustees, the Indenture Trustees and any agent or counsel to any of the foregoing, in connection with the Securities Agreements and the Securities issued pursuant to any Securities Agreement; (ix) any travel expenses of an Issuer's officers and employees and any other expenses of an Issuer in connection with attending or hosting meetings with prospective purchasers of the Securities; (x) the expenses of the QIU; and (xi) all other costs and expenses incident to the performance of the obligations of the Issuers hereunder which are not otherwise specifically provided for in this Section. Except as provided in this Section, and Sections 7 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

      6. Conditions to Underwriters' Obligations. The obligations of the Underwriters of any Securities under the Pricing Agreement relating to such Securities shall be subject, in their discretion, to the condition that all representations and warranties and other statements of each of the Issuers herein or in certificates of any officer of any of the Issuers or any subsidiary of the Company delivered pursuant to the provisions hereof are, at and as of the Closing Date true and correct, the condition that each of the Issuers shall have performed all of its obligations hereunder and under the Pricing Agreement relating to such Securities to be performed at or before the Closing Date, and the following additional conditions. For purposes of this Section 6, (i) the term "Securities" shall include any Option Securities (as defined in the Pricing Agreement) as to which the Underwriters have exercised the option set forth in the Pricing Agreement and (ii) the term "Closing Date" shall mean, with respect to any Option Securities, the applicable settlement date for the purchase of the Option Securities by the Underwriters.

      (a) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

      (b) Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, shall have furnished to the Underwriters such written opinion or opinions, dated the Closing Date, with respect to formation of the Trusts, the incorporation of the Company, the validity of the Securities being delivered on such Closing Date, the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (c) Richard S. Collins, Chief Counsel -- General Corporate, of the Company, shall have furnished to the Underwriters his written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

      (i) The Company has an authorized capitalization as set forth and described in the Final Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company; securityholders of the Company have no preemptive or other similar rights with respect to the Securities arising out of the certificate of incorporation or the by-laws of the Company or the DGCL; except as disclosed in the Final Prospectus, there are no rights of any person, corporation or other entity to require registration of any securities in connection with the filing of the Registration Statement and the issuance and sale of the Securities to the Underwriters pursuant to this Agreement and the applicable Pricing Agreements; the Securities to be issued and sold to the Underwriters pursuant to this Agreement, the applicable Pricing Agreements and the applicable Securities Agreements conform in all material respects to the descriptions thereof contained in the Final Prospectus; the maximum number of shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Stock Purchase Contracts, the Stock Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and non-assessable. The Issuable Common Stock conforms in all material respects to the description of the Common Stock contained in the Final Prospectus;

      (ii) All issued shares of capital stock or other ownership interests of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and (except as described in the Final Prospectus and except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than any lien, encumbrance, equity or claim which would not have a Material Adverse Effect;

      (iii) The Company and each Significant Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified and in good standing would not have a Material Adverse Effect;

      (iv) Each Insurance Subsidiary that is required to be organized or licensed as an insurance company in its jurisdiction of incorporation is so licensed, and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Final Prospectus, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; and, except as otherwise described in the Final Prospectus, has all other Approvals of and from all insurance regulatory authorities to conduct its business, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; to such counsel's knowledge, there is no pending or threatened action, suit, proceeding or investigation that could reasonably be expected to lead to any revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any such Insurance Subsidiary to its parent which would have, individually or in the aggregate, a Material Adverse Effect;

      (v) The Company and each Significant Subsidiary has all necessary Approvals of and from, and has made all Filings with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, which are necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Prospectus, except where the failure to have such Approvals or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; to such counsel's knowledge, all such Approvals and Filings are in full force and effect and neither the Company nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company or any Significant Subsidiary, except as described in the Final Prospectus or except for any such suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect;

      (vi) Each "Broker-Dealer Subsidiary" and each "Investment Advisor Subsidiary", is duly licensed or registered as a broker-dealer or investment advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary has all other necessary Approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its business, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Final Prospectus, to such counsel's knowledge, no Broker-Dealer Subsidiary or Investment Advisor Subsidiary has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such subsidiary in any case where it could be reasonably expected that (x) such Broker-Dealer Subsidiary or Investment Advisor Subsidiary would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in certain business and (y) the failure to have such Approvals or limiting such business would have a Material Adverse Effect;

      (vii) To such counsel's knowledge and other than as set forth in the Final Prospectus, there are no legal or governmental proceedings pending to which any Issuer or any Significant Subsidiary is a party or to which any property of any Issuer or any Significant Subsidiary is subject, challenging the transactions contemplated by the Securities Agreements, this Agreement and the applicable Pricing Agreements or which, if determined adversely to any of the Issuers or any Significant Subsidiary, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or would materially and adversely affect the ability of any Issuer to perform its obligations under the Securities Agreements or this Agreement; and, to such counsel's knowledge and other than as described or contemplated in the Final Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

      (viii) The issue and sale of the Securities (including the Component Securities), the entry into and the compliance by the Issuers with all of the provisions of the Securities Agreements and this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument listed as an exhibit to the Registration Statement or any other indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which, to the knowledge of such counsel, any of the Issuers or any Significant Subsidiary is a party or by which any of the Issuers or any Significant Subsidiary is bound or to which any of the property or assets of any of the Issuers or any Significant Subsidiary is subject, or which affects the validity, performance or consummation of the transactions contemplated by this Agreement or the Securities Agreements, nor will such action result in any violation of any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over any of the Issuers or any Significant Subsidiaries or any of their properties, in each case other than such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Declarations, the certificate of incorporation or by-laws, as applicable, of any of the Issuers or any Significant Subsidiary; provided, that no opinion need be given with respect to (i) the Act, the Exchange Act, the Trust Indenture Act, the rules and regulations issued pursuant to each such act, or any order, rule or regulation made or established by the NASD, or (ii) any state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

      (ix) The statements set forth in the Final Prospectus under the captions "Business--Regulation", "Business--Competition" and "Legal Proceedings", which have been incorporated therein by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2005, in each case as updated by the Final Prospectus, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

      (x) Each of the documents filed by the Company pursuant to the Exchange Act, and incorporated by reference into the Registration Statement and the Final Prospectus as of the date hereof, when it was filed, complied in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that such counsel need not express any opinion as to the financial statements and related notes and schedules and other financial data included or incorporated by reference therein or excluded therefrom; and

      (xi) To such counsel's knowledge, neither of the Trusts is a party to, or bound by any agreement or instrument other than this Agreement, the Pricing Agreement and the agreements and instruments described in or contemplated by the Declarations or the Final Prospectus; to such counsel's knowledge, neither of the Trusts has any liabilities or obligations other than those arising out of the transactions described in or contemplated by this Agreement, the Pricing Agreement or the Final Prospectus.

      In rendering such opinion, such counsel may state that such counsel is admitted to practice law in the State of New York and that he expresses no opinion as to the laws of any jurisdiction other than the United States, the State of New York and the DGCL; and such counsel shall be entitled to rely in respect of the above opinions upon opinions of local or in-house counsel of the Company or its subsidiaries and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that such counsel believes that both the Underwriters and such counsel are justified in relying upon such opinions and certificates.

      (d) The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request;

      (e) On the date hereof, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and at the Closing Date for the applicable Securities, Deloitte & Touche LLP shall have furnished to the Representatives a letter, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you, confirming that they are Independent Registered Public Accountants with respect to the Company and the Company's subsidiaries within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, and further to the effect set forth in Annex II hereto;

      (f) The Underwriters shall have received from Deloitte & Touche LLP (and furnished to you in form and substance satisfactory to you) a review report with respect to "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company", as set forth in the Company's most recent reports on Forms 10-K and 10-Q, respectively, in accordance with Statement on Standards for Attestation Engagement No. 10 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants;

      (g) On the date hereof, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and at the Closing Date for the applicable Securities, KPMG LLP shall have furnished to the Representatives a letter, dated the respective dates of delivery thereof, in the form set forth in Annex III hereto;

      (h) Other than as set forth or contemplated in the Final Prospectus, neither any Issuer nor any Significant Subsidiary shall have sustained (i) since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and (ii) since the respective dates as of which information is given in the Final Prospectus, there shall not have been any change in the surplus of MetLife or the capital stock of any of the Issuers or any increase in the long-term debt of any of the Issuers and its respective subsidiaries considered as a whole, or any change, or any development involving a prospective change, in or affecting the business, financial position, stockholders' equity or results of operations of any of the Issuers and its respective subsidiaries considered as a whole, the effect of which, in any such case described in clause (i) or
(ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the applicable Securities on the terms and in the manner contemplated in the Final Prospectus;

      (i) On or after the date of the Pricing Agreement relating to the applicable Securities (i) no downgrading shall have occurred in the rating accorded the debt securities of the Company or any Significant Subsidiary or the financial strength or claims paying ability of the Company or any Significant Subsidiary by A.M. Best Company or any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt security or the financial strength or the claims paying ability of the Company or any Significant Subsidiary, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the applicable Securities on the terms and in the manner contemplated in the Final Prospectus;

      (j) On or after the date of the Pricing Agreement relating to the applicable Securities there shall not have occurred any of the following: (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the applicable Securities, whether in the primary market or in respect of dealings in the secondary market;
(ii) a suspension or material limitation in trading in securities generally on the Exchange; (iii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iv) a suspension or material limitation in clearing and/or settlement in securities generally; (v) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (vi) the material outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war (including without limitation as a result of an act of terrorism) if the effect of any such event specified in this clause (vi) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Final Prospectus;

      (k) Each of the Issuers shall have complied with any request by the Representatives with respect to the furnishing of copies of the Final Prospectus in compliance with the provisions of Section 4(c) hereof;

      (l) The Declarations, the Guarantee Agreements, the Pledge Agreement, the Stock Purchase Agreement and the Indentures shall have been executed and delivered; in each case in a form reasonably satisfactory to the Representatives (consistent with the description thereof in the Final Prospectus);

      (m) The Securities and, subject to notice of issuance, the Issuable Common Stock reserved for listing upon issuance following settlement of the Stock Purchase Contract, shall have been duly listed on the Exchange;

      (n) At the Closing Date, the Representatives shall have received a certificate of the Company, dated as of the Closing Date, to the effect that (i) the representations and warranties of the Issuers contained in Section 1 hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Date and (ii) each of the Issuers has complied in all respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Closing Date;

      (o) LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Company, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

      (i) The Company has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own its properties and conduct its business as described in the Final Prospectus;

      (ii) The Company has the requisite corporate power and authority to execute and deliver this Agreement, the applicable Securities Agreements, the Securities, the Stock Purchase Contracts, the Issuable Common Stock, the Debt Securities and the Guarantees, and to consummate the transactions contemplated hereby and thereby;

      (iii) This Agreement has been duly authorized, executed and delivered by the Company;

      (iv) The issuance of the Issuable Common Stock will not be subject to any preemptive or similar rights under the Company's Certificate of Incorporation or the Delaware General Corporation Law;

      (v) The Securities have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered against payment therefor as provided herein, will be validly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity;

      (vi) The execution and delivery by the Company of the Stock Purchase Contract Agreement and the performance by the Company of its obligations thereunder have been duly authorized by the Company and, at the Closing Date, when validly executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Stock Purchase Contract Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity);

      (vii) The execution and delivery by the Company of the Stock Purchase Contracts underlying the Securities and the performance by the Company of its obligations thereunder have been duly authorized by the Company; when the Stock Purchase Contracts are executed and delivered by the Company against payment therefor as provided herein and the Stock Purchase Contract Agreement, the Stock Purchase Contracts will be duly and validly executed and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity);

      (viii) The execution and delivery by the Company of the Amended Series A Declaration and the performance by the Company of its obligations thereunder has been duly authorized by the Company;

      (ix) The execution and delivery of the Company of the Amended Series B Declaration and the performance by the Company of its obligations thereunder has been duly authorized by the Company;

      (x) The execution and delivery of the Remarketing Agreement and the performance by the Company of its obligations thereunder has been duly authorized by the Company;

      (xi) The execution and delivery by the Company of the Series A Indenture and the performance by the Company of its obligations thereunder has been duly authorized by the Company; the Base Indenture does constitute, and the Series A Supplemental Indenture, when validly executed and delivered by the Series A Indenture Trustee, will constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity);

      (xii) The execution and delivery by the Company of the Series B Indenture and the performance by the Company of its obligations thereunder has been duly authorized by the Company; the Base Indenture constitutes, and the Series B Supplemental Indenture, when validly executed and delivered by the Series B Indenture Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity);

      (xiii) Each of the Series A Declaration, the Series B Declaration, the Series A Indenture, the Series B Indenture and the Guarantee Agreements has been duly qualified under the Trust Indenture Act;

      (xiv) The execution and delivery by the Company of the Series A Debt Securities and the performance by the Company of its obligations thereunder have been duly authorized by the Company and, at the Closing Date, will have been executed by the Company and, when authenticated in the manner provided for in the Series A Indenture and delivered against payment therefor as described in the Final Prospectus, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity); and will be in the form contemplated by, and will be entitled to the benefits of, the Series A Indenture;

      (xv) The execution and delivery by the Company of the Series B Debt Securities and the performance by the Company of its obligations thereunder have been duly authorized by the Company and, at the Closing Date, will have been executed by the Company and, when authenticated in the manner provided for in the Series B Indenture and delivered against payment therefor as described in the Final Prospectus, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity); and will be in the form contemplated by, and will be entitled to the benefits of, the Series B Indenture;

      (xvi) The execution and delivery by the Company of each of the Guarantee Agreements and the performance by the Company of its obligations thereunder has been duly authorized by the Company and, when validly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Guarantee Agreements by the Guarantee Trustees, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity);

      (xvii) The execution and delivery by the Company of the Pledge Agreement and the performance by the Company of its obligations thereunder has been duly authorized by the Company and, at the Closing Date, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Stock Purchase Contract Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity);

      (xviii) (B) The Pledge Agreement is effective to create, as security for the performance when due by each holder of Normal Common Equity Units of such holder's obligations under the Stock Purchase Contracts that are among the components of such Normal Common Equity units, a security interest (as that term is defined in Section 1-201(37) of the New York UCC) in favor of the Collateral Agent for the benefit of the Company in the right, title and interest of such holder in the Collateral (as defined in the Pledge Agreement), to the extent such Collateral is subject to Article 9 of the New York UCC. In the case of Collateral consisting of Pledged Trust Preferred Securities that are certificated (as defined in Section 8-102(a)(4) of the New York UCC), such security interest will be perfected, (i) upon delivery by J.P. Morgan Trust Company, National Association, as Stock Purchase Contract Agent, on behalf of such holders to JPMorgan Chase Bank, National Association, as Securities Intermediary, in the State of New York of a certificate or certificates representing such Pledged Securities (effectively endorsed to JPMorgan Chase Bank, National Association, as Securities Intermediary) and (ii) the crediting by the Securities Intermediary of such Pledged Securities to the Collateral Account maintained by the Securities Intermediary in the name of JPMorgan Chase Bank, National Association, as Collateral Agent. In the case of Collateral consisting of security entitlements (as defined in Section 8-102(a)(17) of the New York UCC) relating to Pledged Treasury Securities, such security interest will (assuming that the applicable law at the time any Pledged Treasury Securities serve as Collateral is identical to the applicable law in effect on the Closing Date) be perfected when such Pledged Treasury Securities are credited to an account of JPMorgan Chase Bank, National Association, as Securities Intermediary, with the Federal Reserve Bank of New York and are credited by JPMorgan Chase Bank, National Association, as Securities Intermediary, to the Collateral Account maintained by the Securities Intermediary in the name of JPMorgan Chase Bank, National Association, as Collateral Agent;

      (xix) Based solely on a certificate received from the Secretary of State of the State of Delaware, MetLife is validly existing as a corporation and is in good standing under the laws of the State of Delaware, with the corporate power to own its properties and conduct its business as described in the Final Prospectus;

      (xx) Based on a review of applicable case law, upon the occurrence of a Termination Event (as defined in the Stock Purchase Contract Agreement), Section 365(e)(l) of the Bankruptcy Code (11 U.S.C. Sections 101-1330, as amended) should not substantively limit the provisions of Sections 3.15 and 5.06 of the Stock Purchase Contract Agreement and Section 5.04 of the Pledge Agreement that require termination of the Stock Purchase Contracts and release of the Collateral Agent's security interest in the Pledged Securities (as defined in the Pledge Agreement); provided, however, that restrictions respecting relief from the automatic stay under Section 362 of the Bankruptcy Code may affect the timing of the exercise of such rights and remedies;

      (xxi) Neither the Issuers nor MetLife is, or after giving effect to the issue and sale of the Securities pursuant to any Pricing Agreement will be, an "investment company" required to be registered under the Investment Company Act, although certain separate accounts of MetLife and of its subsidiaries are required to register as investment companies under the Investment Company Act;

      (xxii) The Company and each Significant Subsidiary has made all filings, qualifications or registrations required to be made pursuant to, and has obtained all consents, approvals, licenses, authorizations or validations required to be obtained under any law or regulation of the United States or any state thereof for the issuance and sale by the Company of the Securities (including the Component Securities to be issued by the Company), the compliance by the Company with all provisions of this Agreement, the applicable Securities Agreements and the Securities, and the consummation of the transactions herein and therein contemplated, except for such filings, qualifications, registrations, consents, approvals, licenses, authorizations or validations (i) as may be required under state securities, insurance securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters (as to which we express no opinion), or (ii) individually or in the aggregate, as would not affect the validity, performance of, or adversely affect the consummation of, the transactions contemplated by this Agreement, the applicable Securities Agreements, and the Securities or would not have a Material Adverse Effect;

      (xxiii) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

      (xxiv) The statements set forth in the Final Prospectus under the captions "Description of the Common Equity Units", "Description of the Stock Purchase Contracts", "Certain Provisions of the Stock Purchase Contracts, the Stock Purchase Contract Agreement and the Pledge Agreement", "Description of the Trust Preferred Securities", "Description of the Junior Subordinated Debt Securities", "Description of the Guarantee" and "Risk Factors," insofar as they purport to constitute a summary of the terms of the Securities, the "Proposed Acquisition of the Citigroup Life Insurance and Annuities Business", insofar as they purport to constitute a summary of Acquisition Agreement and related agreements, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein adequately summarize such terms, provisions, or documents, as the case may be, are accurate and complete in all material respects;

      (xxv) The discussion contained in the Final Prospectus under the caption "Certain U.S. Federal Income Tax Consequences" adequately summarizes (subject to the limitations and qualifications set forth therein) the material United States federal income tax consequences of the acquisition, ownership and disposition of the Securities in all material respects;

      (xxvi) The Registration Statement, at the time it became effective, and the Final Prospectus, as of its date, complied in all material respects with the requirements of the Act and the general rules and regulations thereunder, the Trust Indenture Act and the general rules and regulations thereunder and the Exchange Act and the respective rules thereunder, except that in each case such counsel need not express any opinion as to the financial statements and schedules and other financial and accounting data included or incorporated by reference therein or excluded therefrom, and, except to the extent expressly stated in clauses (xxv) and (xxvi), such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus;

      (xxvii) The Registration Statement has been declared effective by the Commission under the Act, and the Final Prospectus has been filed with the Commission in accordance with Rule 424(b) under the Act;

      Such counsel shall also state that while such counsel has not itself checked the accuracy and completeness of, or otherwise verified, and is not passing upon and assumes no responsibility for, the accuracy or completeness of the statements contained in the Registration Statement or the Final Prospectus except to the limited extent stated in clauses (xxv) and (xxvi ) of this Section 6(o), no facts have come to the attention of such counsel which have led such counsel to believe that, as of the date of the Pricing Agreement, the Registration Statement or any further amendment thereto made by the Company prior to such Closing Date (other than the financial statements and schedules and other financial and accounting information contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of such Closing Date, the Final Prospectus or any further amendment or supplement thereto made by the Company prior to such Closing Date (other than the financial statements and schedules and other financial and accounting information contained therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      In rendering such opinion, such counsel may state that such counsel is admitted to practice law in the State of New York and that such counsel expresses no opinion as to the laws of any jurisdiction other than the United States, the State of New York and the DGCL; and such counsel shall be entitled to rely in respect of the above opinions upon opinions of local or in-house counsel of the Company or its subsidiaries and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries.

      (p) Richards, Layton & Finger, P.A., Special Delaware counsel for the Series A Trust, the Series B Trust and the Company shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

      (i) Each of the Trusts has been duly created and is validly existing as a statutory trust in good standing under the laws of the State of Delaware. Under the Delaware Statutory Trust Act and the Declarations, each of the Trusts has all requisite trust power and authority to own its properties and conduct its business, all as described in or contemplated by the Final Prospectus;

      (ii) All filings required under the Delaware Statutory Trust Act with respect to the creation and valid existence of each of the Trusts as a Delaware statutory trust have been made and all such filings are in full force and effect;

      (iii) The Underwriting Agreement and each of the applicable Securities Agreements to which a Trust is a party has been duly executed and delivered by the applicable Trust;

      (iv) Each of the Declarations constitutes a valid and binding obligation of the Company and the Administrative Trustees, and is enforceable against the Company and the Administrative Trustees, in accordance with its terms, except to the extent that enforceability thereof may be limited by (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

      (v) Under each of the Declarations and the Delaware Statutory Trust Act, each of the Trusts has requisite trust power and authority (i) to issue and sell the applicable Trust Preferred Securities and the Trust Common Securities as described in or contemplated by this Agreement, the Stock Purchase Contract Agreement, the Final Prospectus and the applicable Declaration, (ii) to execute, deliver and perform its obligations under this Agreement, the Pricing Agreements and the Remarketing Agreement, and (iii) to perform its obligations under the applicable Trust Preferred Securities, Trust Common Securities and the applicable Declaration;

      (vi) Under the Delaware Statutory Trust Act and the Declarations, the execution and delivery by each of the Trusts of this Agreement and the applicable Pricing Agreements, and the performance by each of the Trusts of its obligations hereunder and thereunder, have been authorized by all necessary trust action on the part of each of the Trusts;

      (vii) Under the Delaware Statutory Trust Act and the Declarations, the execution and delivery by each of the Trusts of the Remarketing Agreement, and the performance by each of the Trusts of its obligations thereunder, have been duly authorized by all necessary trust action on the part of each of the Trusts;

      (viii) The Series A Trust Preferred Securities and the Series A Trust Common Securities have been duly authorized by the Series A Declaration, and when issued, executed, authenticated, delivered and paid for in accordance with the terms of the Series A Declaration and the terms of this Agreement, will be duly and validly issued, fully paid and, subject to the limitation set forth in the last sentence of this subparagraph (viii) below, non-assessable (in the case of the Series A Trust Preferred Securities) undivided beneficial interests in the assets of the Series A Trust, and will constitute valid and binding obligations of the Series A Trust enforceable against the Series A Trust, in accordance with their terms, subject to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution; the Series A Trust Preferred Securities and the Series A Trust Common Securities will entitle the holders thereof to the benefits of the Series A Declaration, except to the extent that enforceability of the Series A Declaration is subject to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution; each holder of the Series A Trust Preferred Securities, as beneficial owners of the Series A Trust, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the DGCL. Such Counsel may note that the holders of the Series A Trust Preferred Securities and the Series A Trust Common Securities may be required to make payments or provide indemnity or security as set forth in the Series A Declaration;

      (ix) The Series B Trust Preferred Securities and the Series B Trust Common Securities have been duly authorized by the Series B Declaration, and when issued, executed, authenticated, delivered and paid for in accordance with the terms of the Series B Declaration and the terms of this Agreement, will be duly and validly issued, fully paid and, subject to the limitation set forth in the last sentence of this subparagraph (ix) below and only with respect to the Series B Trust Preferred Securities, non-assessable undivided beneficial interests in the assets of the Series B Trust, and will constitute valid and binding obligations of the Series B Trust enforceable against the Series B Trust, in accordance with their terms, subject to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution; the Series B Trust Preferred Securities and the Series B Trust Common Securities will entitle the holders thereof to the benefits of the Series B Declaration, except to the extent that enforceability of the Series B Declaration is subject to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution; each holder of the Series B Trust Preferred Securities, as beneficial owners of the Series B Trust, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the DGCL. Such Counsel may note that the holders of the Series B Trust Preferred Securities and the Series B Trust Common Securities may be required to make payments or provide indemnity or security as set forth in the Series B Declaration;

      (x) Under the Declarations and the Delaware Statutory Trust Act, the issuance of the Trust Preferred Securities and the Trust Common Securities is not subject to any preemptive or other similar rights to subscribe for additional Trust Preferred Securities or Trust Common Securities, and the Trust Preferred Securities and the Trust Common Securities are the only undivided beneficial interests in the assets of each of the Trusts authorized to be issued by the Trust;

      (xi) None of the execution and delivery by the Trusts of, or the performance by each of the Trusts of its obligations under, this Agreement, the issuance and sale of the Trust Preferred Securities and Trust Common Securities by each of the Trusts in accordance with the terms of this Agreement, or the consummation by each of the Trusts of the other transactions contemplated thereby, violates any provisions of applicable Delaware law or Delaware administrative regulations or the Declarations;

      (xii) After due inquiry on June [ ], 2005, limited to, and solely to the extent disclosed thereupon, court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States District Court sitting in the State of Delaware, such counsel is not aware of any legal or governmental proceeding pending against any of the Trusts;

      (xiii) No authorization, approval, consent, order, registration or qualification of or with any Delaware state governmental authority or Delaware state agency is required solely for the issuance and sale by each of the Trusts of the applicable Trust Preferred Securities pursuant to this Agreement, or the performance by each of the Trusts of its obligations under this Agreement, the Declarations, the Trust Preferred Securities and the Trust Common Securities, except such as has been previously obtained and made;

      (q) Richards, Layton & Finger, P.A., special Delaware counsel to the Delaware Trustee (solely for the purpose of the opinion set forth in this paragraph (q)) shall have furnished to you their written opinion, dated as of the Closing Date, in form and substance reasonably satisfactory to you, to the effect that:

      (i) The Delaware Trustee is a national banking association duly formed and validly existing under the federal laws of the United States of America;

      (ii) The execution, delivery and performance by the Delaware Trustee of the Declarations has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; each of the Declarations has been duly executed and delivered by the Delaware Trustee; each of the Declarations constitutes the legal, valid and binding obligation of the Delaware Trustee, and is enforceable against the Delaware Trustee in accordance with its terms; except to the extent enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity;

      (iii) The execution, delivery and performance of the Declarations by the Delaware Trustee do not violate the articles of association or by-laws of the Delaware Trustee;

      (iv) The Delaware Trustee has requisite corporate power and authority to execute, deliver and perform its obligations under each of the Declarations; and

      (v) No consent of any federal or Delaware banking state authority is required for the execution, delivery or performance of the Declarations by the Delaware Trustee.

      (r) Kelley Drye & Warren LLP, counsel to the Property Trustees, the Guarantee Trustees and the Indenture Trustees (such trustees, collectively, the "Trustees"), shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

      (i) Each of the Trustees has been duly organized and is validly existing as a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise fiduciary powers.

      (ii) (a) The Property Trustees have the corporate power and authority to enter into and perform their obligations under, the Declarations, (b) the Guarantee Trustees have the corporate power and authority to enter into, and perform their obligations under, the Guarantee Agreements and (c) the Indenture Trustees have the corporate power and authority to enter into, and perform their obligations under, the Indentures, and each such Trustee has duly authorized, executed and delivered the Declarations, the Guarantee Agreements and the Indentures, respectively. Assuming that the Guarantee Agreements and the Indentures constitute the legal, valid, binding and enforceable obligations of the other parties thereto, such agreements constitute the legal, valid and binding obligations of the respective Trustee party thereto, enforceable against such Trustee in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, at law or in equity.

      (iii) The execution and delivery of the Declarations, the Guarantee Agreements and the Indentures and the performance by the respective Trustee party thereto of their respective terms do not conflict with or result in a violation of the Articles of Association or By-laws of such Trustee or of any agreement, instrument, order, writ, judgment or decree known to us to which such Trustee is a party or is subject.

      (iv) No approval, authorization or other action by, or filing with, any United States of America or State of New York governmental authority having jurisdiction over the banking or trust powers of the Trustees is required in connection with their respective execution and delivery of the Declarations, the Guarantee Agreements and the Indentures.

      (s) Kelley Drye & Warren LLP, counsel to the Collateral Agent, Custodial Agent and Securities Intermediary (such agents and entities, collectively, the "Agents"), shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

      (i) Each of the Agents has been duly organized and is a validly existing national banking association formed under the laws of the United States.

      (ii) The Agents have the corporate power and authority to execute, delivery and perform their obligations under, the Pledge Agreement, and each such Agent has duly authorized, executed and delivered the Pledge Agreement. Assuming that the Pledge Agreement is the legal, valid, binding and enforceable obligation of the other parties thereto, such agreement constitutes the legal, valid and binding obligation of the Agents, enforceable against the Agents in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, at law or in equity.

      (iii) The execution and delivery of the Pledge Agreement and the performance by the Agents of its terms do not conflict with or result in a violation of the Articles of Association or By-laws of the Agents or of any agreement, instrument, order, writ, judgment or decree known to us to which the Agents are a party or are subject.

      (iv) No approval, authorization or other action by, or filing with, any United States of America or State of New York governmental authority having jurisdiction over the banking or trust powers of the Agents is required in connection with their execution and delivery of the Pledge Agreement.

      (t) Kelley Drye & Warren LLP, counsel to the Stock Purchase Contract Agent shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

      (i) The Stock Purchase Contract Agent has been duly organized and is validly existing as a national banking association formed under the laws of the United States.

      (ii) The Stock Purchase Contract Agent has the corporate power and authority to enter into, and perform its obligations under, the Stock Purchase Contract Agreement and the Pledge Agreement, and the Stock Purchase Contract Agent has duly authorized, executed and delivered the Stock Purchase Contract Agreement and the Pledge Agreement. Assuming that the Stock Purchase Contract Agreement and the Pledge Agreement are the legal, valid, binding and enforceable obligations of the other parties thereto, such agreements constitute the legal, valid and binding obligations of the Stock Purchase Contract Agent, enforceable against the Stock Purchase Contract Agent in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, at law or in equity.

      (iii) The execution and delivery of the Stock Purchase Contract Agreement and the Pledge Agreement and the performance by the Stock Purchase Contract Agent of their respective terms do not conflict with or result in a violation of the Articles of Association or By-laws of the Stock Purchase Contract Agent or of any agreement, instrument, order, writ, judgment or decree known to us to which the Stock Purchase Contract Agent is a party or is subject.

      (iv) No approval, authorization or other action by, or filing with, any United States of America or State of New York governmental authority having jurisdiction over the banking or trust powers of the Stock Purchase Contract Agent is required in connection with its execution and delivery of the Stock Purchase Contract Agreement and the Pledge Agreement.

      7. Indemnification and Contribution.

      (a) The Issuers, jointly and severally, will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement or any amendment or supplement (when considered together with the document to which such supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any additional materials that any Issuer has identified in writing to the Underwriters pursuant to this Subsection 7(a)(ii), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any Preliminary Prospectus, the Final Prospectus or any other prospectus relating to the Securities, or any amendment or supplement (when considered together with the document to which such supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that none of the Issuers shall be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Final Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement(s) in reliance upon and in conformity with written information furnished to the Company by any Underwriter of the applicable Securities through the Representatives expressly for use in the Final Prospectus; provided, further, that none of the Issuers shall be liable to any Underwriter under this Section 7(a) with respect to any Preliminary Prospectus to the extent that a court of competent jurisdiction has found by final and nonappealable order that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus as then amended or supplemented (it being understood that if at the time of any such claim such Underwriter shall certify that it has sent or given the Final Prospectus as then amended or supplemented to any person making such claim at or prior to the written confirmation of such sale, it shall be presumed that such Final Prospectus has been so sent or given unless an Issuer shall have sustained the burden of proving, in a court of competent jurisdiction by a final and nonappealable order, that the facts are otherwise), if (i) such delivery to such person is required by Section 5 of the Act, (ii) an Issuer has furnished copies of such Final Prospectus as amended or supplemented to such Underwriter a reasonable period of time prior to such Underwriter being required so to deliver such Final Prospectus as amended or supplemented and (iii) the untrue or alleged untrue statement or omission or alleged omission of material fact contained in the Preliminary Prospectus was corrected by such Final Prospectus as amended or supplemented.

      (b) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Issuers, and their respective directors and officers who sign the Registration Statement and each person, if any, who controls an Issuer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities (or actions in respect thereof) to which an Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Final Prospectus, any other prospectus relating to the Securities, or any amendment or supplement (when considered together with the document to which such supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Final Prospectus, any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuers by such Underwriter through the Representatives expressly for use therein; and will reimburse such Issuer for any legal or other expenses reasonably incurred by such Issuer in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; the omission so to notify the indemnifying party shall relieve it from any liability which it may have to any indemnified party under such subsection, to the extent the indemnifying party is actually prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party or any other indemnified party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnifying party and such indemnified party shall have mutually agreed to the contrary, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and such indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same allegations or circumstances.

      (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, other than due to the express provisions thereof, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Underwriters on the other from the offering of the applicable Securities to which any such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and the Underwriters of the applicable Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus relating to the applicable Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the Issuers and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of the applicable Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

      (e) Without limitation and in addition to its obligation under the other subsections of this Section 7, the Company agrees to indemnify and hold harmless the QIU, its officers and employees and each person, if any, who controls the QIU within the meaning of the Securities Act or the Exchange Act from and against any loss, claim, damage, liabilities or expense, as incurred, arising out of or based upon the QIU's acting as a "qualified independent underwriter" (within the meaning of Rule 2720 to the NASD's Conduct Rules) in connection with the offering contemplated by this Agreement, and agrees to reimburse each such indemnified person for any legal or other expense reasonably incurred by them in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense results from the gross negligence or willful misconduct of the QIU.

      (f) The obligations of the Issuers under this Section 7 shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU within the meaning of the Act. The obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of each of the Issuers (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls any Issuer within the meaning of the Act.

      8. Defaulting Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Issuers that the Representatives have so arranged for the purchase of such Securities, or the Issuers notify the Representatives that they have so arranged for the purchase of such Securities, the Representatives, the Trusts or the Company shall have the right to postpone the Closing Date for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Prospectus as amended or supplemented, or in any other documents or arrangements, and each of the Issuers agrees to file promptly any amendments to the Registration Statement or the Final Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Securities.

      (b) If, after giving effect to any arrangements for the purchase of the Securities of any defaulting Underwriter or Underwriters by the Representatives and the Issuers as provided in subsection (a) above, the aggregate number of units of Securities that remains unpurchased does not exceed ten percent of the number of units of Securities to be purchased on such Closing Date, then the Issuers shall have the right to require each non-defaulting Underwriter to purchase the aggregate amount of Securities (expressed as a number of Normal Common Equity Units ) that such Underwriter agreed to purchase under the Pricing Agreement relating to such Securities and, in addition, to require each nondefaulting Underwriter to purchase its pro rata share (based on the aggregate number of units of Securities that such Underwriter agreed to purchase under such Pricing Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Issuers as provided in subsection (a) above, the aggregate number of units of Securities that remains unpurchased exceeds ten percent of the aggregate number of units of Securities as referred to in subsection (b) above, or if none of the Issuers exercises its right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Securities shall thereupon terminate, without liability on the part of any nondefaulting Underwriter or the Issuers, except for the expenses to be borne by the Issuers and the Underwriters as provided in Section 5 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      9. Offering Restrictions. Each Underwriter acknowledges, represents and agrees that:

      (a) It has not offered, sold or delivered and it will not offer, sell or deliver, any of the Securities, in or from any jurisdiction except under circumstances that are reasonably designed to result in compliance with the applicable securities laws and regulations thereof.

      (b) In connection with the initial distribution of the Securities, (i) no prospectus (including any amendment, supplement or replacement thereto) has been prepared in connection with the offering of the Securities that has been notified to or approved by the Belgian Banking, Finance and Insurance Commission ("Commission bancaire, financiere et des assurances"/"Commissie voor het Bank--, Financie-- en Assurantiewezen") or mutually recognized in Belgium; (ii) it has not offered or sold and will not offer or sell, directly or indirectly, the Securities to the public in Belgium except to qualifying professional and institutional investors ("investisseurs professionnels et institutionnels"/"professionele en institutionele beleggers") or to persons who each subscribe for a minimum of EUR 250,000 in the offer and are acting for their own account; and (iii) it has not released, issued or distributed the Final Prospectus, any other materials related to the offering or information contained therein relating to the Securities or caused any such document or information to be released, issued or distributed to the public in Belgium except to qualifying professional and institutional investors ("investisseurs professionnels et institutionnels"/"professionele en institutionele beleggers") or to persons who each subscribe for a minimum of EUR 250,000 in the Offer, acting for their own account.

      (c) In connection with the initial distribution of the Securities, (i) no prospectus (including any amendment, supplement or replacement thereto) has been prepared in connection with the offering of the Securities that has been approved by the Autorite des marches financiers or by the competent authority of another State that is a contracting party to the Agreement on the European Economic Area that has been recognized in France; (ii) it has not offered or sold and will not offer or sell, directly or indirectly, Securities to the public in France except to qualified investors (investisseurs qualifies) and/or to a limited circle of investors (cercle restreint d'investisseurs) acting for their own account as defined in article L. 411-2 of the French Code Monetaire et Financier and applicable regulations thereunder; (iii) it has not released, issued or distributed the Final Prospectus, any prospectus supplement, or any other materials related to the offering or information contained therein relating to the Securities or caused any such document or information to be released, issued or distributed to the public in France except to qualified investors (investisseurs qualifies) and/or to a limited circle of investors (cercle restreint d'investisseurs) mentioned in (ii) above; and (iv) the direct or indirect resale to the public in France of any Securities acquired by any qualified investors (investisseurs qualifies) and/or any investors belonging to a limited circle of investors (cercle restreint d'investisseurs) may be made only as provided by articles L. 412-1 and L. 621-8 of the French Code Monetaire et Financier and applicable regulations thereunder.

      (d) (i) It will not to offer or sell any Securities in the Federal Republic of Germany other than in compliance with the applicable laws and regulations of the Federal Republic of Germany governing the issue, offering and sale of securities; (ii) no German sales prospectus (Verkaufsprospekt) under the German Securities Sales Prospectus Act (Wertpapier-Verkaufsprospektgesetz) of 1990 (as amended) (the "Sales Prospectus Act") has been or will be published in respect of the Securities; and (iii) any offering of the Securities in the Federal Republic of Germany may be made only pursuant to Section 2 of the Sales Prospectus Act.

      (e) It will not offer or sell any Securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

      (f) In connection with the initial distribution of the Securities, it will not offer, sell, transfer or deliver the Securities to any individual or legal entity in the Netherlands other than to individuals or legal entities who or that trade or invest in securities in the conduct of their profession or trade, which includes banks, securities intermediaries, insurance companies, pension funds, other institutional investors and commercial enterprises that, as an ancillary activity, regularly trade or invest in securities.

      (g) In connection with the initial distribution of the Securities, (i) no prospectus (including any amendment, supplement or replacement thereto) has been prepared in connection with the offering of the Securities that has been registered or approved by the Swiss Federal Banking Commission or any other Swiss authority; (ii) it has not offered or sold and will not offer or sell, directly or indirectly, the Securities in any way that could constitute, in Switzerland, a public offering within the meaning of Articles 1156 or 652a of the Swiss Code of Obligations; and (iii) it has not released, issued or distributed the Final Prospectus, or any other materials related to the offering or information contained therein relating to the Securities, or caused any such document or information to be released, issued or distributed in a way that could constitute a public offering within the meaning of Articles 1156 or 652a of the Swiss Code of Obligations.

      (h) (i) It has not offered or sold and, prior to the expiry of a period of six months from the Closing Date, will not offer or sell Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;
(ii) it has only communicated and caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 ("FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which section 21(1) of the FSMA does not apply to the Company; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

      10. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Issuers and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, any of the Issuers or any officer, director, trustee or controlling person of the Trusts or the Company and shall survive delivery of and payment for the Securities.

      11. Effect of Termination of Pricing Agreement or Nondelivery of Securities. If any Pricing Agreement shall be terminated pursuant to Section 8 hereof, none of the Issuers shall then be under any liability to any Underwriter with respect to the Securities covered by such Pricing Agreement except as provided in Section 5 and Section 7 hereof; but, if for any other reason, Securities are not delivered by or on behalf of the Issuers as provided herein, the Issuers will, jointly and severally, reimburse the Underwriters through the Representatives for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Securities, but none of the Issuers shall then be under any further liability to any Underwriter in respect of such Securities except as provided in Section 5 and Section 7 hereof.

      12. Reliance upon Representatives. In all dealings hereunder, the Representatives shall act on behalf of the Underwriters of Securities and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such of the Representatives, if any, as may be designated for such purpose in the applicable Pricing Agreements.

      13. Notices. All statements, requests, notices and agreements hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication; notices to the Representatives shall be directed to the address of the Representatives as set forth in the applicable Pricing Agreements with a copy to (i) Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York, 10006, attention of David Lopez, Esq.; if to the any of the Issuers shall be delivered or sent by mail, telex or facsimile transmission to MetLife, Inc., 27-01 Queens Plaza North, Long Island City, New York 11101, Attention: Treasurer. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

      14. Successors and Assigns. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the QIU, the Issuers, and, to the extent provided in Sections 7 and 10 hereof, the officers and directors of the Issuers and Underwriters and each person who controls any Issuer or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      15. GOVERNING LAW. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

      16. Consent to Jurisdiction. Each of the Issuers agrees that any legal suit, action or proceeding against it brought by any Underwriter or by any person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in the Borough of Manhattan, The City of New York, New York, and, to the fullest extent permitted by applicable law, waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

      17. Counterparts. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                  Very truly yours,


                                  METLIFE, INC.

                                  By: /s/ Anthony J. Williamson
                                      -----------------------------------
                                      Name: Anthony J. Williamson
                                      Title: Senior Vice President and Treasurer

                                  METLIFE CAPITAL TRUST II

                                  By: MetLife, Inc., as sponsor

                                  By:  /s/ Anthony J. Williamson
                                      -----------------------------------
                                      Name: Anthony J. Williamson
                                      Title: Senior Vice President and Treasurer

                                  METLIFE CAPITAL TRUST III

                                  By: MetLife, Inc., as sponsor

                                  By: /s/ Anthony J. Williamson
                                      -----------------------------------
                                      Name: Anthony J. Williamson
                                      Title: Senior Vice President and Treasurer

Accepted as of the date hereof on behalf of each of the Underwriters:

BANC OF AMERICA SECURITIES LLC

By: /s/ Derek Dillon
    ---------------------------------
Name:  Derek Dillon
Title: Managing Director

GOLDMAN, SACHS & CO.

/s/ Goldman, Sachs & Co.
-------------------------------------
   (Goldman, Sachs & Co.)

                                                                         ANNEX I

                                PRICING AGREEMENT

Banc of America Securities LLC
Goldman, Sachs & Co.
 As Representatives of the
several Underwriters
named in Schedule I hereto

c/o Banc of America Securities LLC
9 West 57th Street, 21st Floor
New York, NY 10019

c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

Ladies and Gentlemen:

      MetLife, Inc., a Delaware corporation (the "Company"), MetLife Capital Trust II, a statutory trust formed under the laws of Delaware (the "Series A Trust") and MetLife Capital Trust III, a statutory trust formed under the laws of Delaware (together with the Series A Trust, the "Trusts") propose, subject to the terms and conditions stated herein (this "Agreement") and in the Underwriting Agreement, dated June 15, 2005 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Underwritten Securities").

      In addition, subject to the terms and conditions stated herein and in the Underwriting Agreement, if the Underwriters sell more than the total number of Underwritten Securities, the Underwriters shall have an option to purchase, severally and not jointly, up to an additional [ ] Securities (the "Option Securities", if any, together with the "Underwritten Securities, the "Securities") from the Issuers to cover such sales. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Final Prospectus upon written or facsimile notice to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date (as defined below). The number of Option Securities to be purchased by each Underwriter shall be approximately in the same proportion as set forth in Schedule II hereto. Any date on which Option Securities are purchased, if such date is not the Closing Date, is referred to herein and in the Underwriting Agreement as a "settlement date". If settlement for the Option Securities occurs after the Closing Date, the Issuers will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 of the Underwriting Agreement.

      Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement and the Closing Date, except that each representation and warranty which refers to the Final Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Final Prospectus (as therein defined) and also a representation and warranty as of the date of this Agreement in relation to the Final Prospectus as amended or supplemented relating to the Securities which are the subject of this Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Securities pursuant to the Underwriting Agreement and the address of the Representatives are set forth at the end of Schedule II hereto.

      An amendment to the Registration Statement, or a supplement to the Base Prospectus, as the case may be, relating to the Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

      Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the each of the Issuers agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuers, at the time and place and at the purchase price to the Underwriters set forth in
Schedule II hereto, the number of units of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

      If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and each of the Issuers. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                      Very truly yours,


                                      METLIFE, INC.


                                      By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                      METLIFE CAPITAL TRUST II

                                      By: MetLife, Inc., as sponsor

                                      By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                      METLIFE CAPITAL TRUST III

                                      By: MetLife, Inc., as sponsor

                                      By:
                                          ---------------------------------
                                          Name:
                                          Title:

Accepted as of the date hereof on
behalf of each of the Underwriters:

Banc of America Securities LLC

By:
   ------------------------------------
   Name:
   Title:


Goldman, Sachs & Co.


------------------------------------
    (Goldman, Sachs & Co.)

                                   SCHEDULE II

                              TO PRICING AGREEMENT

Underwriting Agreement, dated June 15, 2005

Registration Statement Nos. 333-124358, 333-124358-01, 333-124358-02

Title, Purchase Price and Description of Securities:

                        TITLE: 6.375% Common Equity Units (the "Normal Common Equity Units")

                        APPLICABLE SECURITIES AGREEMENTS:

                        Amended and Restated Declaration of Trust, to be dated June 21, 2005, relating to the MetLife Capital Trust II

                        Amended and Restated Declaration of Trust, to be dated June 21, 2005, relating to the MetLife Capital Trust III

                        Guarantee Agreement, to be dated June 21, 2005, between the Company and J.P. Morgan Trust Company, N.A. as guarantee trustee of MetLife Capital Trust II

                        Guarantee Agreement, to be dated June 21, 2005, between the Company and J.P. Morgan Trust Company, N.A. as guarantee trustee of MetLife Capital Trust III

                        Pledge Agreement, to be dated June 21, 2005, among the Company, JP Morgan Chase Bank, National Association, as collateral agent, custodial agent and securities intermediary and J.P. Morgan Trust Company, National Association as stock purchase contract agent

                        Stock Purchase Contract Agreement, dated June 21, 205, between the Company and J.P. Morgan Trust Company, National Association, as stock purchase contract agent

                        Subordinated Indenture, to be dated June 21, 2005, between the Company and J.P. Morgan Trust Company, National Association, as trustee,

                        First Supplemental Indenture, to be dated June 21, 2005, between the Company and J.P. Morgan Trust Company, National Association, as trustee, relating to Company's Junior Subordinated Debt Securities, Series A

                                     SII-1

                        Second Supplemental Indenture, to be dated June 21, 2005, between the Company and J.P. Morgan Trust Company, National Association, as trustee, relating to the Company's Junior Subordinated Debt Securities, Series B

                        NUMBER OF NORMAL COMMON EQUITY UNITS: 72,000,000

                        ISSUE DATE: June 21, 2005

                        PAYMENT DATES: Quarterly on 15th of the month, commencing August 15th, 2005

                        PRICE TO THE PUBLIC: $25.00 per Common Equity Unit

                        PURCHASE PRICE BY UNDERWRITERS: $24.34375 per Common Equity Unit

                        TERMS OF THE SECURITIES: As set forth in the Final Prospectus dated June 15, 2005

                        CLOSING DATE, TIME AND LOCATION: June 21, 2005; 10:00 a.m. (New York City time); Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006

                        DESIGNATED REPRESENTATIVES: Banc of America Securities LLC; Goldman, Sachs & Co.

                        ADDRESSES FOR NOTICES, ETC.:

                        IF TO THE REPRESENTATIVES:

                               c/o Banc of America Securities LLC
                               9 West 57th Street, 21st Floor
                               New York, NY 10019

                               c/o Goldman, Sachs & Co.
                               85 Broad Street
                               New York, NY 10004

                                     SII-2

                        With a copy to:

                               Cleary Gottlieb Steen & Hamilton LLP
                               One Liberty Plaza
                               New York, NY  10006

                               Attention:  David Lopez, Esq.

                        IF TO THE TRUSTS OR THE COMPANY:

                               27-01 Queens Plaza North
                               Long Island City, NY  11101

                               Attention:  Treasurer


                                     SII-3

                                                                        ANNEX II

                         [DELOITTE & TOUCHE LLP LETTER]

                                                                       ANNEX III

                                [KPMG LLP LETTER]

                                     III-1